EXHIBIT 10.48
                           SECOND AMENDMENT AGREEMENT


     This SECOND AMENDMENT AGREEMENT, dated as of May 10, 2004 (this "Second Amendment Agreement"), to the Secured Loan Agreement, dated as of May 7, 1997 (the "Secured Loan Agreement"), among FINOVA Capital Corporation, Wilmington Trust Company, not in its individual capacity, except as expressly set forth therein, but solely as owner trustee ("Owner Trustee") under the Trust Agreement (as defined below), 747 Inc., an Oregon corporation ("747"), Delford M. Smith, a natural person, and King, Christian Inc., a Nevada corporation ("King Christian"), as amended by the Amendment Agreement, dated as of May 9, 2003 (as amended, the "Existing Secured Loan Agreement"), is hereby given by FINOVA CAPITAL CORPORATION, a Delaware corporation ("FINOVA"), WILMINGTON TRUST COMPANY, not in its individual capacity, but solely as Owner Trustee, EVERGREEN INTERNATIONAL AVIATION, INC., an Oregon corporation ("Aviation"), as assignee of Evergreen Holdings, Inc., an Oregon corporation ("Holdings") (successor to 747 and King Christian), and DELFORD M. SMITH.

     WHEREAS, the Secured Loan Agreement was entered into on May 7, 1997 among FINOVA, as lender, Wilmington Trust Company, not in its individual capacity, except as expressly set forth therein, but solely as Owner Trustee of the trust created pursuant to the Trust Agreement, as borrower, and 747, Delford M. Smith and King Christian, as owner participants.

     WHEREAS, a trust (the "1986 Trust") was created pursuant to the Trust Agreement, dated as of February 25, 1986, as amended and restated by the Amended and Restated Trust Agreement, dated as of August 31, 1987, as amended on August 31, 1988, as amended and restated by the Second Amended and Restated Trust Agreement, dated as of September 29, 1995, as amended by the First Amendment thereto as of May 8, 2003, as amended by the Second Amendment thereto as of January 14, 2004, and as amended by the Third Amendment thereto as of May 10, 2004, among Aviation, as assignee of Holdings (successor to 747 and King Christian), and Delford M. Smith, as Beneficiaries, and Wilmington Trust Company, not in its individual capacity, but as Owner Trustee (as restated and amended, the "Trust Agreement").

     WHEREAS, pursuant to the Articles of Merger filed on August 11, 1998 with the Secretary of State of the State of Oregon, each of 747 and King Christian were merged with and into Holdings, with Holdings as the surviving corporation.

     WHEREAS, the Assignment, Assumption and Amendment, dated as of July 31, 1998, was entered into among Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee, Delford M. Smith, Holdings, Aviation and FINOVA, whereby Holdings (as successor to 747 and King Christian) assigned all its right, title and interest in, to and under the Secured Loan Agreement to Aviation, and Aviation assumed all Holdings' obligations thereunder.


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     WHEREAS, the Assignment and Assumption Agreement, dated as of July 31,
1998, was entered into between Holdings and Aviation, whereby Holdings assigned all its rights, title and interests in, to and under the Trust Agreement to Aviation, and Aviation assumed all Holdings' obligations thereunder.

     WHEREAS, certain subsidiaries (the "Borrowers") of Aviation are entering into the Loan and Security Agreement, to be dated on or about May 12, 2004 (the "Loan and Security Agreement"), by and among Aviation, the Borrowers, the lenders that are signatories thereto, and Wells Fargo Foothill, Inc., as the arranger and administrative agent.

     WHEREAS, pursuant to the Loan and Security Agreement, the Owner Trustee will unconditionally guarantee (the "General Continuing Guaranty") the Borrowers' obligations under the Loan and Security Agreement by executing the General Continuing Guaranty.

     WHEREAS, as a condition to giving its consent under the Secured Loan Agreement to the General Continuing Guaranty, FINOVA has requested that the Secured Loan Agreement be amended to provide that an event of default under the Loan and Security Agreement (a "Loan and Security Agreement Event of Default") constitute an event of default under the Secured Loan Agreement.

     WHEREAS, the parties hereby desire to amend certain provisions in the Secured Loan Agreement to reflect the agreement of the parties with respect to the contemplated transactions described above.

     NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:

     Section 1. AMENDMENT OF SECTION 1.2 OF THE SECURED LOAN AGREEMENT. The parties hereto agree that Section 1.2 of the Secured Loan Agreement is hereby amended to delete the definition of "Credit Facility Event of Default" and to include the following definitions:

     "Loan and Security Agreement Event of Default"     an Event of Default
                                                        under the Loan and
                                                        Security Agreement, to
                                                        be dated on or about May
                                                        12, 2004 (the "Loan and
                                                        Security Agreement"), by
                                                        and among Evergreen
                                                        International Aviation,
                                                        Inc. ("Aviation"),
                                                        certain subsidiaries of
                                                        Aviation, the lenders
                                                        that are signatories
                                                        thereto, and Wells Fargo
                                                        Foothill, Inc., as the


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                                                        arranger and
                                                        administrative agent (as
                                                        such event of default is
                                                        defined therein).

     "Wells Fargo Foothill Financing"                   the financing pursuant
                                                        to the Loan and Security
                                                        Agreement.

     Section 2. AMENDMENT OF SECTION 10.3(H) OF THE SECURED LOAN AGREEMENT. The parties hereto agree that Section 10.3(h) of the Secured Loan Agreement is hereby deleted in its entirety and replaced with the following:

     "(h) Except for the assignment of Aviation's beneficial interest in the Trust Estate as contemplated by the Wells Fargo Foothill Financing, the Owner Participants shall not sell, lease, transfer, abandon or otherwise dispose of (or enter into any commitment to sell, lease, transfer, abandon or otherwise dispose of) all or any part of its beneficial interest in the Trust Estate or its obligations or rights under any Transaction Document without Lender's prior written consent."

     Section 3. AMENDMENT OF SECTION 13.1 OF THE SECURED LOAN AGREEMENT. The parties hereto agree that Section 13.1(k) of the Secured Loan Agreement is hereby deleted in its entirety and replaced with the following:

     "(k) A Loan and Security Agreement Event of Default shall occur and be continuing."

     Section 4. ENTIRE AGREEMENT. This Agreement and the other documents attached hereto or incorporated by reference herein constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all other understandings, oral and written, with respect to the subject matter hereof.

     Section 5. APPLICABLE LAW. THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN NEGOTIATED AND MADE IN, AND SHALL BE GOVERNED AND INTERPRETED UNDER THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE BY RESIDENTS THEREOF TO BE ENTIRELY PERFORMED THEREIN.

     Section 6. COUNTERPARTS. The Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

     Section 7. LIMITATION OF LIABILITY. Notwithstanding anything contained herein to the contrary, it is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement (b) each of the


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representations, undertakings and agreements herein made on the part of the
Owner Trustee is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Trust Estate (as defined in the Trust Agreement) and (c) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Owner Trustee or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Owner Trustee under this Agreement or the other related documents.


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     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment
Agreement to be duly executed by their duly authorized officers as of the day and year first above written.

                                          As Lender:

                                          FINOVA CAPITAL CORPORATION



                                          By:    /S/ MYLES A. MACDONALD
                                                 ----------------------
                                          Name:  Myles A. MacDonald
                                          Title: Senior Vice President


                                          As Borrower:

                                          WILMINGTON TRUST COMPANY,
                                          not in its individual capacity,
                                          except as expressly set forth
                                          in Section 9.1 or 10.1 of the
                                          Secured Loan Agreement, but
                                          solely as Owner Trustee


                                          By:    /S/ LINDA C. MACK
                                                 -----------------
                                          Name:  Linda C. Mack
                                          Title: Financial Services Officer


                                          As Owner Participants:

                                          EVERGREEN INTERNATIONAL AVIATION, INC.


                                          By:    /S/ JOHN A. IRWIN
                                                 -----------------
                                          Name:  John A. Irwin
                                          Title: Treasurer


                                          DELFORD M. SMITH

                                                 /S/ DELFORD M. SMITH
                                                 --------------------

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